Exhibit 10.1
SUPPORT AGREEMENT
     THIS SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of June 6, 2008, by and among CytRx Corporation, a Delaware corporation (“CytRx”), CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and J. Jay Lobell (“Stockholder”).
     WHEREAS, concurrently with the execution of this Agreement, CytRx, Merger Subsidiary and Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), pursuant to which the Company will become a wholly owned subsidiary of CytRx;
     WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner of 173,200 shares of common stock, par value $0.001 per share, of the Company (such shares, together with any other shares of Company common stock acquired by Stockholder after the date hereof, being collectively referred to herein as the “Shares”); and
     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, CytRx and Merger Subsidiary have required that Stockholder enter into this Agreement and, in order to induce CytRx and Merger Subsidiary to enter into the Merger Agreement, Stockholder is willing to enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Agreements of Stockholder.
          (a) Voting; Refrain From Certain Proxy Solicitations. From the date hereof until any termination of this Agreement in accordance with its terms, at any meeting of the shareholders of the Company however called (or any action by written consent in lieu of a meeting) and any adjournment thereof, Stockholder shall vote the Shares (or cause them to be voted) or (as appropriate) execute written consents in respect thereof, (i) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (iii) against any Acquisition Proposal and (iv) against any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger. Any such vote shall be cast (or consent shall be given) by Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). Stockholder further covenants and agrees that he shall not solicit proxies or participate in a solicitation with respect to an Acquisition Proposal.

SUPPORT AGREEMENT
     THIS SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of June 6, 2008, by and among CytRx Corporation, a Delaware corporation (“CytRx”), CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and Steven Kelly (“Stockholder”).
     WHEREAS, concurrently with the execution of this Agreement, CytRx, Merger Subsidiary and Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), pursuant to which the Company will become a wholly owned subsidiary of CytRx;
     WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner of 314,301 shares of common stock, par value $0.001 per share, of the Company (such shares, together with any other shares of Company common stock acquired by Stockholder after the date hereof, being collectively referred to herein as the “Shares”); and
     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, CytRx and Merger Subsidiary have required that Stockholder enter into this Agreement and, in order to induce CytRx and Merger Subsidiary to enter into the Merger Agreement, Stockholder is willing to enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Agreements of Stockholder.
          (a) Voting; Refrain From Certain Proxy Solicitations. From the date hereof until any termination of this Agreement in accordance with its terms, at any meeting of the shareholders of the Company however called (or any action by written consent in lieu of a meeting) and any adjournment thereof, Stockholder shall vote the Shares (or cause them to be voted) or (as appropriate) execute written consents in respect thereof, (i) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (iii) against any Acquisition Proposal and (iv) against any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger. Any such vote shall be cast (or consent shall be given) by Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). Stockholder further covenants and agrees that he shall not solicit proxies or participate in a solicitation with respect to an Acquisition Proposal.

SUPPORT AGREEMENT
     THIS SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of June 6, 2008, by and among CytRx Corporation, a Delaware corporation (“CytRx”), CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and Lindsay A. Rosenwald (“Stockholder”).
     WHEREAS, concurrently with the execution of this Agreement, CytRx, Merger Subsidiary and Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), pursuant to which the Company will become a wholly owned subsidiary of CytRx;
     WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner of 1,627,774 shares of common stock, par value $0.001 per share, of the Company (such shares, together with any other shares of Company common stock acquired by Stockholder after the date hereof, being collectively referred to herein as the “Shares”); and
     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, CytRx and Merger Subsidiary have required that Stockholder enter into this Agreement and, in order to induce CytRx and Merger Subsidiary to enter into the Merger Agreement, Stockholder is willing to enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Agreements of Stockholder.
          (a) Voting; Refrain From Certain Proxy Solicitations. From the date hereof until any termination of this Agreement in accordance with its terms, at any meeting of the shareholders of the Company however called (or any action by written consent in lieu of a meeting) and any adjournment thereof, Stockholder shall vote the Shares (or cause them to be voted) or (as appropriate) execute written consents in respect thereof, (i) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (iii) against any Acquisition Proposal and (iv) against any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger. Any such vote shall be cast (or consent shall be given) by Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). Stockholder further covenants and agrees that he shall not solicit proxies or participate in a solicitation with respect to an Acquisition Proposal.

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SUPPORT AGREEMENT
     THIS SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of June 6, 2008, by and among CytRx Corporation, a Delaware corporation (“CytRx”), CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and Eric Poma (“Stockholder”).
     WHEREAS, concurrently with the execution of this Agreement, CytRx, Merger Subsidiary and Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), pursuant to which the Company will become a wholly owned subsidiary of CytRx;
     WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner of 63,160 shares of common stock, par value $0.001 per share, of the Company (such shares, together with any other shares of Company common stock acquired by Stockholder after the date hereof, being collectively referred to herein as the “Shares”); and
     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, CytRx and Merger Subsidiary have required that Stockholder enter into this Agreement and, in order to induce CytRx and Merger Subsidiary to enter into the Merger Agreement, Stockholder is willing to enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Agreements of Stockholder.
          (a) Voting; Refrain From Certain Proxy Solicitations. From the date hereof until any termination of this Agreement in accordance with its terms, at any meeting of the shareholders of the Company however called (or any action by written consent in lieu of a meeting) and any adjournment thereof, Stockholder shall vote the Shares (or cause them to be voted) or (as appropriate) execute written consents in respect thereof, (i) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (iii) against any Acquisition Proposal and (iv) against any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger. Any such vote shall be cast (or consent shall be given) by Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). Stockholder further covenants and agrees that he shall not solicit proxies or participate in a solicitation with respect to an Acquisition Proposal.

SUPPORT AGREEMENT
     THIS SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of June 6, 2008, by and among CytRx Corporation, a Delaware corporation (“CytRx”), CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and Neil Herskowitz (“Stockholder”).
     WHEREAS, concurrently with the execution of this Agreement, CytRx, Merger Subsidiary and Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), pursuant to which the Company will become a wholly owned subsidiary of CytRx;
     WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner of 63,043 shares of common stock, par value $0.001 per share, of the Company (such shares, together with any other shares of Company common stock acquired by Stockholder after the date hereof, being collectively referred to herein as the “Shares”); and
     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, CytRx and Merger Subsidiary have required that Stockholder enter into this Agreement and, in order to induce CytRx and Merger Subsidiary to enter into the Merger Agreement, Stockholder is willing to enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Agreements of Stockholder.
          (a) Voting; Refrain From Certain Proxy Solicitations. From the date hereof until any termination of this Agreement in accordance with its terms, at any meeting of the shareholders of the Company however called (or any action by written consent in lieu of a meeting) and any adjournment thereof, Stockholder shall vote the Shares (or cause them to be voted) or (as appropriate) execute written consents in respect thereof, (i) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (iii) against any Acquisition Proposal and (iv) against any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger. Any such vote shall be cast (or consent shall be given) by Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). Stockholder further covenants and agrees that he shall not solicit proxies or participate in a solicitation with respect to an Acquisition Proposal.

SUPPORT AGREEMENT
     THIS SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of June 6, 2008, by and among CytRx Corporation, a Delaware corporation (“CytRx”), CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and Angelo De Caro (“Stockholder”).
     WHEREAS, concurrently with the execution of this Agreement, CytRx, Merger Subsidiary and Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), pursuant to which the Company will become a wholly owned subsidiary of CytRx;
     WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner of 30,000 shares of common stock, par value $0.001 per share, of the Company (such shares, together with any other shares of Company common stock acquired by Stockholder after the date hereof, being collectively referred to herein as the “Shares”); and
     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, CytRx and Merger Subsidiary have required that Stockholder enter into this Agreement and, in order to induce CytRx and Merger Subsidiary to enter into the Merger Agreement, Stockholder is willing to enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Agreements of Stockholder.
          (a) Voting; Refrain From Certain Proxy Solicitations. From the date hereof until any termination of this Agreement in accordance with its terms, at any meeting of the shareholders of the Company however called (or any action by written consent in lieu of a meeting) and any adjournment thereof, Stockholder shall vote the Shares (or cause them to be voted) or (as appropriate) execute written consents in respect thereof, (i) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (iii) against any Acquisition Proposal and (iv) against any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger. Any such vote shall be cast (or consent shall be given) by Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). Stockholder further covenants and agrees that he shall not solicit proxies or participate in a solicitation with respect to an Acquisition Proposal.

SUPPORT AGREEMENT
     THIS SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of June 6, 2008, by and among CytRx Corporation, a Delaware corporation (“CytRx”), CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and the entities set forth on Schedule I hereto (each a “Stockholder” and together, the “Stockholders”).
     WHEREAS, concurrently with the execution of this Agreement, CytRx, Merger Subsidiary and Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger (as it may be amended, the “Merger Agreement”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), pursuant to which the Company will become a wholly owned subsidiary of CytRx;
     WHEREAS, as of the date hereof, the Stockholders are the record and beneficial owners of shares of common stock, par value $0.001 per share, of the Company (such shares, together with any other shares of Company common stock acquired by Stockholders after the date hereof, being collectively referred to herein as the “Shares”), and the Shares consist of an aggregate of 1,399,129 shares of common stock; and
     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, CytRx and Merger Subsidiary have required that the Stockholders enter into this Agreement and, in order to induce CytRx and Merger Subsidiary to enter into the Merger Agreement, the Stockholders are willing to enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Agreements of Stockholders.
          (a) Voting; Refrain From Certain Proxy Solicitations. From the date hereof until any termination of this Agreement in accordance with its terms, at any meeting of the shareholders of the Company however called (or any action by written consent in lieu of a meeting) and any adjournment thereof, the Stockholders shall vote their respective Shares (or cause them to be voted) or (as appropriate) execute written consents in respect thereof, (i) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (iii) against any Acquisition Proposal and (iv) against any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger. Any such vote shall be cast (or consent shall be given) by the Stockholders in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). The Stockholders further covenant and agree that they shall not solicit proxies or participate in a solicitation with respect to an Acquisition Proposal.

          (b) Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to CytRx a proxy in the form attached hereto as Annex A (the “Proxy”), which shall be irrevocable to the extent provided therein.
          (c) Restriction on Transfer; Other Restrictions. From the date hereof until any termination of this Agreement in accordance with its terms, Stockholder shall not directly or indirectly (i) sell, transfer (including by operation of law), give, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any of the Shares (or any right, title or interest thereto or therein), (ii) deposit any of the Shares into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any of the Shares, (iii) take any action that would make any representation or warranty of Stockholder set forth in this Agreement untrue or incorrect in any material respect or have the effect of preventing, disabling or delaying Stockholder from performing any of his obligations under this Agreement or (iv) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses of this Section 1(c).
     2. Representation and Warranties of CytRx and Merger Subsidiary. CytRx and Merger Subsidiary jointly and severally represent and warrant to Stockholder as follows:
          (a) Due Authorization. This Agreement has been authorized by all necessary corporate action on the part of each of CytRx and Merger Subsidiary and has been duly executed by a duly authorized officer of each of CytRx and Merger Subsidiary.
          (b) Validity; No Conflict. This Agreement constitutes the legal, valid and binding obligation of each of CytRx and Merger Subsidiary, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors’ rights generally and by general principles of equity. Neither the execution of this Agreement by CytRx and Merger Subsidiary nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which CytRx or Merger Subsidiary is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to CytRx or Merger Subsidiary.
     3. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to CytRx and Merger Subsidiary as follows:
          (a) Validity; Consents and Approvals; No Conflict. This Agreement constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors’ rights generally and by general principles of equity. No consents or approvals of, or filings, declarations or registrations with, any governmental agency are necessary for the performance by Stockholder of its obligations under this Agreement, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by Stockholder of any of his obligations under this Agreement. Neither the execution and delivery of this Agreement by Stockholder, nor the performance by Stockholder of his obligations hereunder, will result in a breach or violation of the terms of any agreement by which Stockholder is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to Stockholder.
          (b) Ownership of Shares. Except as specifically described on Annex B, Stockholder (i) is the record and beneficial owner of all of the Shares and (ii) owns all of the Shares free and clear of any proxy, voting restriction, adverse claim or other Lien (other than proxies and restrictions in favor of CytRx and Merger Subsidiary pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States). Without limiting the foregoing, except for certain proxies and restrictions provided for in clause (ii) above, Stockholder has sole voting power and sole power of disposition with respect to all of the Shares, with no restrictions on Stockholder’s rights of voting or disposition pertaining thereto and no Person other than Stockholder has any right to direct or approve the voting or disposition of any of the Shares. As of the date hereof, Stockholder does not own, beneficially or of record, any securities of the Company other than                                          shares of common stock which constitute the “Shares”.
     4. Termination. This Agreement and the Proxy shall terminate on the first to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time. Notwithstanding the foregoing, (i) nothing herein shall relieve any party from liability for breach of this Agreement and (ii) the provisions of this Section 4 and Section 5 of this Agreement shall survive any termination of this Agreement.
     5. Miscellaneous.
          (a) Action in Stockholder Capacity Only. The parties acknowledge that this Agreement is entered into by Stockholder in his capacity as owner of the Shares and that nothing in this Agreement shall in any way restrict or limit any director or officer of the Company from taking any action in his capacity as a director or officer of the Company that is necessary for him to comply with his fiduciary duties as a director or officer of the Company, including, without limitation, participating in his capacity as a director of the Company in any discussions or negotiations in accordance with Section 6.03 of the Merger Agreement.
          (b) Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
          (c) Additional Shares. Until any termination of this Agreement in accordance with its terms, Stockholder shall promptly notify CytRx of the number of shares of Company common stock, if any, as to which Stockholder acquires record or beneficial ownership after the date hereof. Any shares of Company common stock as to which Stockholder acquires record or beneficial ownership after the date hereof and prior to termination of this Agreement shall be “Shares” for purposes of this Agreement. Without limiting the foregoing, in the event of any stock split, stock dividend or other change in the capital structure of the Company affecting the Company common stock, the number of shares constituting “Shares” shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company common stock or other voting securities of the Company issued to Stockholder in connection therewith.
          (d) Definition of “Beneficial Ownership”. For purposes of this Agreement, “beneficial ownership” with respect to (or to “own beneficially”) any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.
          (e) Further Assurances. From time to time, at the request of CytRx and without further consideration, Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
          (f) Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights hereunder.
          (g) Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that (i) Merger Subsidiary may assign its rights and interests hereunder to CytRx or to any wholly owned subsidiary of CytRx if such assignment would not cause a delay in the consummation of any of the transactions contemplated by the Merger Agreement and (ii) the rights, interests and obligations of Stockholder hereunder shall be binding upon Stockholder’s heirs, trustees, executors and other representatives in the event of Stockholder’s death or incapacity. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section shall be null and void.
          (h) Amendments. This Agreement may not be amended or supplemented, except by a written agreement executed by the parties hereto.
          (i) Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          (j) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other parties hereto.
          (k) Descriptive Headings. Headings of Sections and subsections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.
          (l) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,
          If to CytRx or Merger Subsidiary, to:
CytRx Corporation
11726 San Vicente Boulevard, Suite 650
Los Angeles, California 90049
Attention: Steven A. Kriegsman
Facsimile: (310) 826-6139
with a copy (which shall not constitute notice) to:
TroyGould PC
1801 Century Park East, 16th Floor
Los Angeles, California 90067
Attention: Dale E. Short, Esq.
Facsimile: (310) 201-4746
          If to Stockholder, to:

Facsimile:
with a copy (which shall not constitute notice) to:

Attention:
Facsimile:
or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 P.M. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

          (m) Governing Law; Enforcement; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any federal or state court sitting in the State of Delaware, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.
          (n) Specific Performance; Injunctive Relief. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity.
          (o) Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.
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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

CYTRX CORPORATION
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

CYTRX MERGER SUBSIDIARY, INC.
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

/s/ J. Jay Lobell
Name:	J. Jay Lobell

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS AGREEMENT, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS AGREEMENT.

/s/ Beverly Lobell
Beverly Lobell (spouse of J. Jay Lobell)

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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

CYTRX CORPORATION
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

CYTRX MERGER SUBSIDIARY, INC.
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

/s/ Steven Kelly
Name:	Steven Kelly

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS AGREEMENT, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS AGREEMENT.

Jennifer Kelly (spouse of
                                        )

7

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

CYTRX CORPORATION
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

CYTRX MERGER SUBSIDIARY, INC.
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

/s/ Lindsay A. Rosenwald
Name:	Lindsay A. Rosenwald

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS AGREEMENT, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS AGREEMENT.

/s/ Rivki Rosenwald
Rivki Rosenwald (spouse of
Lindsay A. Rosenwald

7

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

CYTRX CORPORATION
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

CYTRX MERGER SUBSIDIARY, INC.
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

/s/ Eric Poma
Name:	Eric Poma

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS AGREEMENT, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS AGREEMENT.

                                                    (spouse of
                                                                      )

7

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

CYTRX CORPORATION
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

CYTRX MERGER SUBSIDIARY, INC.
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

/s/ Neil Herskowitz
Name:	Neil Herskowitz

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS AGREEMENT, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS AGREEMENT.

                                                    (spouse of
                                                                      )

7

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

CYTRX CORPORATION
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

CYTRX MERGER SUBSIDIARY, INC.
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

/s/ Angelo De Caro
Name:	Angelo De Caro

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS AGREEMENT, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS AGREEMENT.

                                                    (spouse of
                                                                      )

7

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

CYTRX CORPORATION
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

CYTRX MERGER SUBSIDIARY, INC.
By:	/s/ Steven A. Kriegsman
	Name:	Steven A. Kriegsman
	Title:	President and Chief Executive Officer

THE LINDSAY A. ROSENWALD 2000 IRREVOCABLE TRUST DATED MAY 24, 2000 (DELAWARE)
By:	/s/ Lester Lipschutz
	Name:	Lester Lipschutz
	Title:	Trustee

THE LINDSAY A. ROSENWALD RHODE ISLAND IRREVOCABLE TRUST DATED AUGUST 28, 2001
By:	/s/ Lester Lipschutz
	Name:	Lester Lipschutz
	Title:	Trustee

THE LINDSAY A. ROSENWALD ALASKA IRREVOCABLE TRUST DATED AUGUST 28, 2001
By:	/s/ Lester Lipschutz
	Name:	Lester Lipschutz
	Title:	Trustee

THE LINDSAY A. ROSENWALD NEVADA IRREVOCABLE INDENTURE OF TRUST DATED JANUARY 6, 2003
By:	/s/ Lester Lipschutz
	Name:	Lester Lipschutz
	Title:	Trustee

THE LINDSAY A. ROSENWALD 2000 FAMILY TRUSTS DATED DECEMBER 15, 2000
By:	/s/ Lester Lipschutz
	Name:	Lester Lipschutz
	Title:	Trustee

Schedule I
The Lindsay A. Rosenwald 2000 Irrevocable Trust dated May 24, 2000 (Delaware)
The Lindsay A. Rosenwald Rhode Island Irrevocable Trust dated August 28, 2001
The Lindsay A. Rosenwald Alaska Irrevocable Trust dated August 28, 2001
The Lindsay A. Rosenwald Nevada Irrevocable Indenture of Trust dated January 6, 2003
The Lindsay A. Rosenwald 2000 Family Trusts dated December 15, 2000

ANNEX A
IRREVOCABLE PROXY
     The undersigned Stockholder of Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints and constitutes the members of the Board of Directors of CytRx Corporation, a Delaware corporation (“CytRx”), and each of them (the “Proxyholders”), the proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of common stock of the Company beneficially owned by the undersigned as of the date here, together with any other shares of common stock of the Company acquired by Stockholder after the date hereof and prior to the date this proxy terminates (collectively, the “Shares”), to vote the Shares for the following limited, and for no other, purposes:
     1. In favor of adoption of the Agreement and Plan of Merger, dated as of June ___, 2008, by and among CytRx, IPI Acquisition Co., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and the Company, as the same may be amended from time to time, and approval of the transactions contemplated by the Merger Agreement; and
     2. Against (A) any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (B) any Acquisition Proposal (as such term is defined in the Merger Agreement) and (C) any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger.
     The Proxyholders may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all such other matters.
     The proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company shareholders, and in every written consent in lieu of such meeting, or otherwise.
     The proxy granted by the Stockholder to the Proxyholders is hereby granted as of the date hereof in connection with the obligations of the Stockholder set forth in the Support Agreement, dated as of June ___, 2008, among CytRx, Merger Subsidiary and the Stockholder (the “Support Agreement”), and is irrevocable and coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Support Agreement in accordance with its terms.

     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.
     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned hereby authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of Stockholders of the Company.
     This proxy is irrevocable and shall survive the incapacity or death of the undersigned.
Dated:                                         , 2008

[ ]
THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS PROXY, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS PROXY.

                                                    (spouse of
                                                                      )

ANNEX B
OWNERSHIP OF SHARES